UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2025
Summit Midstream Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42201	99-3056990
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
910 Louisiana Street, Suite 4200
Houston, TX 77002
(Address of principal executive office) (Zip Code)
(Registrants’ telephone number, including area code): (832) 413-4770
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SMC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.
As previously reported, on December 3, 2024, Summit Midstream Corporation, a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission announcing that the Company completed the transaction contemplated in the Business Contribution Agreement, dated as of October 1, 2024, by and among the Company, Summit Midstream Partners, LP, a Delaware limited partnership (“SMLP”), and Tall Oak Midstream Holdings, LLC, a Delaware limited liability company (“Tall Oak Parent”), pursuant to which Tall Oak Parent contributed all of its equity interests in Tall Oak Midstream Operating, LLC, a Delaware limited liability company (“Tall Oak”), to SMLP in exchange for certain cash and equity consideration from the Company (the “Tall Oak Acquisition”). The Company amended the Original Report on December 4, 2024 to file (i) the audited consolidated financial statements of Tall Oak and its subsidiaries as of and for the years ended December 31, 2023 and 2022, (ii) the unaudited consolidated financial statements of Tall Oak and its subsidiaries as of September 30, 2024 and December 31, 2023 and for the nine month periods ended September 30, 2024 and September 30, 2023, (iii) the unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2024, (iv) the unaudited pro forma condensed consolidated statement of operations of the Company for the nine months ended September 30, 2024 and (v) the unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2023. The Company is filing this Current Report on Form 8-K to provide certain additional pro forma financial information relating to the Tall Oak Acquisition.
The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2024.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2024.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Corporation
(Registrant)

Dated:	March 24, 2025	/s/ Matthew B. Sicinski
Matthew B. Sicinski, Senior Vice President and Chief Accounting Officer
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